Virtus WMC Global Factor Opportunities ETF (Ticker: VGFO) (the “Fund”),

a series of ETFis Series Trust I

Supplement dated June 29, 2020 to the Fund’s

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2020, as supplemented

Important Notice To Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund.

Effective on or about the open of trading on July 15, 2020 (the “Effective Date”), the primary listing exchange of the Fund’s shares will be changed from NYSE Arca, Inc. to Cboe BZX Exchange, Inc. As such, all references in the Fund’s Prospectus and SAI to NYSE Arca, Inc. as the primary listing exchange of the Fund’s shares will be replaced with Cboe BZX Exchange, Inc. on the Effective Date.

Investors should retain this supplement for future reference.